REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of September 26, 2000, by and among UNIFAB INTERNATIONAL, INC., a Louisiana corporation (the "Company"), the persons listed on SCHEDULE A hereto (collectively, the "Purchasers"), and Morgan Keegan & Company, Inc. (the "Placement Agent").

                                R E C I T A L S:

     WHEREAS, the Purchasers have executed and delivered to the Company that certain Stock Purchase Agreement (the "Purchase Agreement") pursuant to which they will purchase in a private placement (the "Offering") shares of the $.01 par value per share common stock (the "Common Stock") of the Company (the "Stock Purchase");

     WHEREAS, pursuant to the Purchase Agreement, the Company will issue and sell to the Purchasers shares of Common Stock;

     WHEREAS, as an inducement to and condition of the Purchasers consummating the Stock Purchase, the Company desires to provide the Purchasers with the registration under the Securities Act of 1933, as amended (the "Securities Act"), of offers and resales of Common Stock purchased by the Purchasers in the Offering (the "Primary Shares");

     WHEREAS, the Company has entered into an engagement letter agreement (the "Placement Agreement") with the Placement Agent dated June 15, 2000 pursuant to which the Company has agreed to issue to the Placement Agent warrants (the "Placement Warrants") to purchase an aggregate of 60,000 shares of Common Stock (the "Placement Warrant Shares"); and

     WHEREAS, pursuant to the Placement Agreement the Company has agreed to register under the Securities Act the Placement Warrant Shares to the same extent as the Primary Shares.

     NOW, THEREFORE, in consideration of the recitals made above and the mutual covenants and agreements stated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "BEST EFFORTS" means the taking of all commercially reasonable steps to cause or prevent any event or condition which would have been taken in similar circumstances by a reasonably prudent business person engaged in a similar business for the advancement or protection of his own economic interest in light of the consequences of failure to cause or prevent the occurrence of such event or condition.

     "CLOSING" means the settlement of the Stock Purchase pursuant to the Purchase Agreement.

     "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "COMMON STOCK" has the meaning set forth in the recitals above.

     "COMPANY" has the meaning set forth in the preface above.

     "FORM S-3" means a registration statement on Form S-3 adopted by the Commission under the Securities Act or any substantially similar form from time to time in effect.

     "HOLDER" means any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is a Purchaser or the Placement Agent.

     "PRIMARY SHARES" has the meaning set forth in the recitals above.

     "PURCHASE AGREEMENT" has the meaning set forth in recitals above.

     "PURCHASERS" has the meaning set forth in the preface above.

     "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration of the offer and sale of securities pursuant to the Securities Act effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "REGISTRABLE SECURITIES" means (i) the Primary Shares issued to the Purchasers pursuant to the Purchase Agreement; (ii) the Placement Warrant Shares; and (iii) shares of Common Stock or shares or units of other securities issued pursuant to any stock split, stock dividend, reorganization, recapitalization, reclassification, or other distribution or change in respect of the shares of the Common Stock.

     "REGISTRATION EXPENSES" means all expenses excluding Selling Expenses incurred by the Company in effecting any Registration pursuant to this Agreement and in complying with SECTION 2 and SECTION 3 of this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and of a single special counsel for the Holders (if different from the Company's counsel), blue sky fees and expenses, and the expense of any special audits incident to or required by any such Registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "REGISTRATION STATEMENT" means a registration statement on a form prescribed by the Commission for use in registering the offer and resale of securities under the Securities Act.

     "SECURITIES ACT" has the meaning set forth in the recitals above.

     "SELLING EXPENSES" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities pursuant to a Registration Statement prepared pursuant to this Agreement.
                                        -2-

     "STOCK PURCHASE" has the meaning set forth in the recitals above.

     2.   COVENANT TO EFFECT REGISTRATION.


     (a) FILING OF SHELF REGISTRATION STATEMENT. Subject to exceptions and limitations described herein, the Company shall use its Best Efforts to cause a Registration Statement to be filed with the Commission on Form S-3, if available, or, if Form S-3 is not available for the Registration of the Registrable Securities, on such form as may be prescribed by the
Commission, within thirty (30) days after the issuance of the Primary Shares (but in any event as soon as practicable) providing for the resale of the Primary Shares and the Placement Warrant Shares. Such Registration Statement shall contain all appropriate undertakings necessary to comply with Rule 415 under the Securities Act pertaining to "shelf registration" or delayed offerings of securities. The Company shall use its Best Efforts
(i) to cause the Commission to declare such Registration Statement effective within (x) 120 days after the issuance of the Primary Shares or
(y) if the Commission elects to review the Registration Statement, 45 days following the Company's receipt of initial comments from the Commission with respect to such Registration Statement, whichever is later, and (ii) to maintain the effectiveness of such Registration Statement pursuant to
SECTION 5 below. In the event the Commission will not permit such Registration Statement to become effective because of the inclusion therein of Placement Warrant Shares that shall not have been issued at the time effectiveness of the Registration Statement shall have been requested, then the Company shall file an amendment to such Registration Statement covering the resale of only the Primary Shares and shall use its Best Efforts to cause the Commission to declare such amended Registration Statement effective and to maintain the effectiveness thereof pursuant to SECTION 5 below.

     (b)  REGISTRATION   OF   OTHER   SECURITIES   IN  REGISTRATION.    Any
Registration Statement filed pursuant to SECTION 2(A) may include securities of the Company other than Registrable Securities, so long as such inclusion could not reasonably be expected to impair the Company's ability to meet its obligation under SECTION 2(A) above (no such inclusion pursuant to the Registration Rights Agreement dated September 26, 2000 to which the Company is party being subject to such expectation). The securities of the Company to be registered may include shares held by the Holders, shares held by other shareholders, or shares to be issued by the Company.

     (c) BLUE SKY REGISTRATION. In the event of any Registration pursuant to this SECTION 2, the Company shall use its Best Efforts to register and/or qualify the securities covered by the Registration
Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders participating in the Registration and as may be reasonably appropriate for the distribution of such Registrable Securities, provided, however, that notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the Registrable Securities be borne by selling shareholders, the Holders shall pay their pro rata share of such expenses or withdraw the request that securities be qualified for sale in such jurisdiction.

     3.   PIGGYBACK REGISTRATION.   The  provisions of this SECTION 3 shall
apply only with respect to Placement Warrant Shares that are not Registered pursuant to SECTION 2 above.

     (a) NOTICE OF PIGGYBACK REGISTRATION. Subject to the exceptions and limitations contained herein, if, at any time or from time-to-time, the Company shall Register any of its securities, either for its own account or the account of a security holder or holders other than (i) a Registration relating solely to employee benefit plans, or (ii) a Registration relating solely to a transaction described in Rule 145 under the Securities Act, the Company will: (i) promptly give to each Holder written notice thereof (which notice shall include a list of jurisdictions in which the Company intends to attempt to qualify such securities under applicable Blue Sky or other state securities laws), and (ii) include in such Registration (and any related registration and/or qualification under the applicable Blue Sky or other state securities laws), and in any underwritten offering pursuant to such Registration, all Registrable Securities specified in a written request or requests delivered to the Company by any Holder within twenty
(20) days after receipt of such written notice from the Company by such Holder.

     (b)  PIGGYBACK REGISTRATION IN UNDERWRITTEN OFFERINGS.

     (i) NOTICE OF UNDERWRITTEN OFFERING. If the Registration of which the Company gives notice is for an underwritten offering commenced at the election of the Company (and not pursuant to the exercise of rights pursuant to SECTION 2 hereof), the Company shall so advise the Holders as a part of the written notice given pursuant to SECTION 3(A). In such event, the right of any Holder to Registration shall be conditioned upon there being an underwritten offering, and the inclusion of such Holder's Registrable Securities in such Registration and underwritten offering to the extent provided in and in compliance with this SECTION 3. All Holders proposing to distribute their securities through such underwritten offering shall (together with the Company and any other holders distributing securities through such underwriting) enter into an underwriting agreement containing the terms and conditions agreed to by the Company. The Holders shall have no right to participate in the selection of underwriters for an offering pursuant to this SECTION 3.2.

     (ii) MARKETING LIMITATION IN PIGGYBACK REGISTRATION. In the event the representative of the underwriters in any underwritten offering advises the Company in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities in the underwritten offering) require a limitation of the shares to be offered and sold in the underwritten offering by persons other than the Company, then the number of shares to be excluded from the underwritten offering shall be determined in the following order: (i) first, securities held by persons other than the Company who are not contractually entitled to include securities in the Registration; and (ii) second, securities held by persons who are contractually entitled to include securities in the Registration including Registrable Securities pursuant to this SECTION 3. Any partial reduction in the number of shares or securities included in the underwritten offering affecting any of the two (2) classes set forth in the immediately preceding sentence shall be allocated among the persons in any such class pro rata, as nearly as practicable, based on the number of Registrable Securities held by each such person and proposed to be included in the Registration as a percentage of the aggregate Registrable Securities held by all such persons and proposed to be included in the Registration.

     (iii) WITHDRAWAL IN PIGGYBACK REGISTRATION. If any Holder who shall exercise piggyback registration rights pursuant to this SECTION 3 shall disapprove of the proposed terms of any underwritten offering, he may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least two (2) days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwritten offering shall be withdrawn from such Registration.

     (c) BLUE SKY IN PIGGYBACK REGISTRATION. In the event of any Registration of Registrable Securities pursuant to SECTION 3, the Company will use its Best Efforts to register and/or qualify the securities covered by the Registration Statement under the securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the Registrable Securities.

     (d) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any Registration initiated by it that triggers piggyback registration rights pursuant to this SECTION 3 prior to the effectiveness of such Registration, whether or not any Holder has elected to include securities in such registration.

     4. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration pursuant to SECTION 2 and SECTION 3 shall be borne by the Company. All Selling Expenses shall be allocated among the persons participating in any Registration based, in an underwritten offering, on the relative gross proceeds allocable to each such person and, in a non-underwritten offering, based on the Selling Expenses actually incurred with respect to the sale of Registrable Securities of each person whose shares were included in the Registration.

     5. REGISTRATION PROCEDURES. The Company will keep each Holder whose Registrable Securities are included in any Registration pursuant to this Agreement advised in writing as to the initiation and completion of such Registration. The Company shall cause any Registration Statement filed pursuant to SECTION 2(A) above to comply with the requirements of Rule 415 and shall use its Best Efforts to comply with the undertakings required thereby to qualify the registration as a "shelf registration" pursuant to Rule 415. At its expense, the Company shall: (a) use its Best Efforts to keep such Registration Statement continuously effective for so long as Holders who are not affiliates of the Company whose Registrable Securities are included in the Registration Statement are subject to the volume or manner of resale restrictions set forth in Rule 144 under the Securities Act or until the Holder or Holders have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; (b) furnish such number of prospectuses (including preliminary prospectuses) and other documents as a Holder from time-to-time reasonably may request; (c) use its Best Efforts to prepare and file as promptly as practicable with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement; (d) notify each seller of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, use its Best Efforts to prepare and furnish as promptly as practicable to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; provided, however, that if the Company is engaged in confidential activities the disclosure of which the Company has determined in good faith would be materially detrimental to the Company, the Company need not prepare and deliver any such supplement or amendment for a period not exceeding 45 days in any 12 month period; (e) use its Best Efforts to take any and all such actions as may be reasonably necessary or advisable to enable the underwriter, if any, of the securities being sold to consummate the disposition of the Registrable Securities; (f) use its Best Efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement or any post-effective amendment thereto or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any
jurisdiction  at  the  earliest  practicable  date;  (g)   cause  all  such
Registrable  Securities  registered on such  Registration  Statement  to be
listed  on  each   securities  exchange  or   automated  quotation  service
(including  the  National   Market  of  The  Nasdaq  Stock Market) on which
similar securities issued by the Company are then listed; (h) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration; (i) file with the Commission, in a timely manner, a Form 8-K (using Item 5 and not Item 9) or such other appropriate form for each press release made by the Company in which it discloses material information; (j) otherwise use its Best Efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date
of the Registration Statement, which earnings   statement shall satisfy the
provisions of Section 11(a) of the Securities Act.

     6. INFORMATION FURNISHED BY HOLDER. It shall be a condition precedent to the Company's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be reasonably required.

     7.   INDEMNIFICATION.

     (a) COMPANY'S INDEMNIFICATION OF HOLDERS. The Company shall indemnify and hold harmless each Holder, each of its agents, investment advisers, legal counsel and accountants and each (i) person controlling such Holder within the meaning of Section 15 of the Securities Act ("Controlling Person"); and (ii) each underwriter and each Controlling
Person of such underwriter, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement against all claims, losses, damages, expenses or liabilities (or actions, proceedings or settlements in respect thereof) to the extent such claims, losses, damages, expenses or liabilities (or actions, proceedings or settlements in respect thereto) arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document prepared by the Company

(including any related Registration Statement or the like) incident to any such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance; and the Company will reimburse each such indemnified party and each Controlling
Person, for any legal and any other expenses reasonably incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 7(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, or Controlling Person of such Holder, and stated to be specifically for use therein, in which case such Holder or Controlling Person of such Holder shall likewise indemnify the Company.

     (b) INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under this SECTION 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this SECTION 7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this SECTION 7, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party and the indemnified party shall be entitled to indemnification therefor. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this SECTION 7, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this SECTION 7.

     8.   [INTENTIONALLY OMITTED]

     9.   MISCELLANEOUS.

     9.1 ASSIGNMENT. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties to this Agreement.

     9.2 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties to this Agreement, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     9.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York in the United States of America without giving effect to the conflicts of laws principles thereof.

     9.4  COUNTERPARTS.   This  Agreement may be executed in  counterparts,
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.5 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, postage prepaid, by telecopier or by national overnight delivery service, and addressed to the intended recipient as set forth below



     IF TO THE COMPANY:

     UNIFAB International, Inc.
     5007 Port Road
     New Iberia, Lousiana 70562
     Attention: Chief Executive Officer
     Facsimile: (337) 367-8291



     IF TO PURCHASER:

     To the Purchasers listed on Schedule A,
     at the addresses listed on Schedule A.

     IF TO THE PLACEMENT AGENT:

     Morgan Keegan & Company, Inc.
     50 N. Front Street
     Memphis, Tennessee 38103
     Attention:  Kimble Jenkins
     Facsimile: (901) 579-4979


     Any notice  given  in  the   manner  aforesaid   shall  be  deemed  to
have been served, and shall be effective for all purposes hereof if sent by registered or certified mail, on the earlier of the second day following the day on which it is posted or the date of its receipt by the party to be notified, if sent by telecopier, the day actually received as evidenced by a written receipt of transmission and if sent by overnight delivery service, the day after such notice has been delivered by the party to said service. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     9.6 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

     9.7 AMENDMENT AND WAIVER. Any provision of this Agreement may be amended or waived with the written consent of the Company and the Holders of at least a majority of the outstanding shares of the Registrable Securities, so long as the effect is to treat all Holders equally. Any amendment or waiver of this Agreement shall require the written consent of any Holder who is disproportionately adversely affected by such amendment or waiver. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

     9.8 EFFECT OF AMENDMENT OR WAIVER. The Purchasers and their successors and assigns acknowledge that by the operation of SECTION 9.7 of this Agreement, but subject to the limitations therein, the Holders of a majority of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights or increase any or all obligations pursuant to this Agreement.

     9.9 RIGHTS OF HOLDERS. Each Holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

     9.10 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part
of  any  party  of  any  provisions  or  conditions   of  this   Agreement,
must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

     9.11 FAILURE TO EFFECT REGISTRATION. If the Company shall fail to file the Registration Statement referred to in SECTION 2(A) hereof within thirty (30) days after the issuance of the Primary Shares, or to cause the Commission to declare such Registration Statement effective within (i) one hundred twenty (120) days after the issuance of the Primary Shares or (ii) if the Commission elects to review the Registration Statement, forty-five
(45) days following the Company's receipt of initial comments from the Commission with respect to such Registration Statement, whichever is later, then the Company will pay to each Purchaser, upon demand therefor, an amount equal to one percent (1%) of the purchase price paid by such Purchaser for the Primary Shares for each full period, if any, of five (5) business days thereafter before the Registration Statement is filed and/or becomes effective, as applicable. Notwithstanding the foregoing to the contrary, the maximum amount payable by the Company pursuant to this section is an amount equal to five percent (5%) of the purchase price paid by the Purchasers for the Primary Shares.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              COMPANY:

                              UNIFAB INTERNATIONAL, INC.



                              By: /s/ Dailey J. Berard
                                 ---------------------------------
                              Title:   Chief Executive Officer
                                    ------------------------------



                              PURCHASER:

                              ____________________________________

                              [Name of Purchaser]


                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------



                              PLACEMENT AGENT:

                              MORGAN KEEGAN & COMPANY, INC.


                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              COMPANY:

                              UNIFAB INTERNATIONAL, INC.



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------



                              PURCHASER:

                              Ohio Carpenters' Pension Plan
                              -------------------------------------
                              [Name of Purchaser]


                              By: Wellington Management Company, LLP
                                 As Its Investment Advisor

                                By: /s/ Peter L. Curry
                                   -----------------------
                                Name: Peter L. Curry
                                Title: Vice President


                              PLACEMENT AGENT:

                              MORGAN KEEGAN & COMPANY, INC.


                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              COMPANY:

                              UNIFAB INTERNATIONAL, INC.



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------



                              PURCHASER:

                              New York State Nurses Association Pension Plan
                              ----------------------------------------------
                              [Name of Purchaser]


                              By: Wellington Management Company, LLP
                                 As Its Investment Advisor

                                By: /s/ Peter L. Curry
                                   -----------------------
                                Name: Peter L. Curry
                                Title: Vice President


                              PLACEMENT AGENT:

                              MORGAN KEEGAN & COMPANY, INC.


                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              COMPANY:

                              UNIFAB INTERNATIONAL, INC.



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------



                              PURCHASER:

                              Laborers' District Council and Contractors'
                              of Ohio
                              -------------------------------------
                              [Name of Purchaser]


                              By: Wellington Management Company, LLP
                                 As Its Investment Advisor

                                By: /s/ Peter L. Curry
                                   -----------------------
                                Name: Peter L. Curry
                                Title: Vice President


                              PLACEMENT AGENT:

                              MORGAN KEEGAN & COMPANY, INC.


                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              COMPANY:

                              UNIFAB INTERNATIONAL, INC.



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------



                              PURCHASER:

                              Oregon Investment Council
                              -------------------------------------
                              [Name of Purchaser]


                              By: Wellington Management Company, LLP
                                 As Its Investment Advisor

                                By: /s/ Peter L. Curry
                                   -----------------------
                                Name: Peter L. Curry
                                Title: Vice President


                              PLACEMENT AGENT:

                              MORGAN KEEGAN & COMPANY, INC.


                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              COMPANY:

                              UNIFAB INTERNATIONAL, INC.



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------



                              PURCHASER:

                              -------------------------------------
                              [Name of Purchaser]


                              By:
                                   --------------------------------
                              Title:
                                    -------------------------------

                              PLACEMENT AGENT:

                              MORGAN KEEGAN & COMPANY, INC.


                              By:  /s/ Minor Perkins
                                 ---------------------------------
                              Title:  Managing Director
                                    ------------------------------

                                Schedule A

                            List of Purchasers

                       Wellington Management Company, LLP